Exhibit 99.1

Bank of Hawaii Corporation Third Quarter 2020 Financial Results

•	Diluted Earnings Per Share $0.95
•	Net Income $37.8 Million
•	Board of Directors Approves Dividend of $0.67 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 26, 2020) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.95 for the third quarter of 2020 compared with diluted earnings per share of $0.98 in the previous quarter and diluted earnings per share of $1.29 in the same quarter last year.  Net income for the third quarter of 2020 was $37.8 million compared with net income of $38.9 million in the second quarter of 2020 and net income of $52.1 million in the third quarter of 2019.

Loan and lease balances were $11.8 billion at September 30, 2020 down slightly from June 30, 2020, up 7.3 percent from December 31, 2019, and up 8.4 percent compared with September 30, 2019.  Total deposits reached another record high of $17.7 billion at the end of the third quarter of 2020, an increase of 1.8 percent from June 30, 2020, up 12.4 percent from December 31, 2019, and up 15.6 percent compared with September 30, 2019.

“Our financial results for the third quarter largely reflect current conditions at the local, national and global level,” said Peter Ho, Chairman, President and CEO.  “Our long-standing commitment to conservatism, liquidity and capital strength positions us relatively well to these extraordinary times.”

The return on average assets for the third quarter of 2020 was 0.76 percent, down from 0.82 percent in the previous quarter and 1.17 percent in the same quarter last year.  The return on average equity for the third quarter of 2020 was 11.01 percent compared with 11.58 percent for the second quarter of 2020 and 16.02 percent for the third quarter of 2019.  The efficiency ratio for the third quarter of 2020 was 54.22 percent compared with 49.95 percent in the previous quarter and 58.55 percent in the same quarter last year.

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Bank of Hawaii Corporation Third Quarter 2020 Financial Results	Page 2

For the nine-month period ended September 30, 2020, net income was $111.5 million, down from net income of $167.8 million during the same period last year.  Diluted earnings per share were $2.80 for the nine-month period in 2020 compared with diluted earnings per share of $4.11 for the same period in 2019.  The return on average assets for the nine-month period ended September 30, 2020 was 0.78 percent compared with the return on average assets of 1.29 percent for the same nine months in 2019.  The 2020 year-to-date return on average equity was 11.08 percent compared with 17.58 percent for the nine months ended September 30, 2019.  The efficiency ratio for the nine-month period in 2020 was 53.33 percent compared with 56.16 percent in the same period last year.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2020 was $124.5 million, a decrease of $2.5 million compared with $127.0 million in the second quarter of 2020 and a decrease of $0.7 million compared with $125.2 million in the third quarter of 2019.  Net interest income in the second quarter of 2020 included an interest recovery of $2.9 million that increased the margin by 7 basis points.  Net interest income, on a taxable equivalent basis, for the nine-month period in 2020 was $377.8 million, an increase of $2.1 million compared with net interest income of $375.7 million for the same period in 2019.  Analyses of the changes in net interest income are included in Tables 8a, 8b and 8c.

The net interest margin was 2.67 percent for the third quarter of 2020, down 16 basis points from 2.83 percent in the previous quarter and down 34 basis points from the net interest margin of 3.01 percent in the third quarter of 2019.  The decrease is largely due to lower rates and higher levels of liquidity due to the strong deposit growth.  The net interest margin for the nine-month period in 2020 was 2.82 percent compared with the net interest margin of 3.05 percent for the same nine-month period last year.

Results for the third quarter of 2020 included a provision for credit losses of $28.6 million compared with $40.4 million in the previous quarter and $4.3 million in the same quarter last year.  The provision for credit losses for the nine-month period in 2020 was $102.6 million compared with a provision for credit losses of $11.3 million during the same period in 2019.

Noninterest income was $41.7 million in the third quarter of 2020, a decrease of $9.6 million compared with $51.3 million in the second quarter of 2020 and a decrease of $4.8 million compared with $46.5 million in the third quarter of 2019.  There were no significant items in noninterest income during the third quarter of 2020 or the third quarter of 2019.  Noninterest income during the second quarter of 2020 included a gain of $14.2 million related to a sale of Visa Class B shares.  Adjusted for the sale of the Visa shares, the increase in noninterest income compared to the prior quarter was primarily due to higher fee income.   The decline in noninterest revenue compared to the third quarter last year is due to lower fee income resulting from decreased customer and visitor activity related to the COVID-19 pandemic.  Noninterest income for the nine-month period in 2020 was $139.2 million, an increase of $3.6 million compared with noninterest income of $135.6 million for the same period in 2019.

Noninterest expense was $89.9 million in the third quarter of 2020, an increase of $1.0 million compared with $88.9 million in the second quarter of 2020 and a decrease of $10.4 million compared with $100.3 million in the third quarter last year.  Noninterest expense during the third quarter of 2020 included a gain of $1.9 million related to the sale of a branch building partially offset by $1.8 million in severance.  There were no significant items in noninterest expense during the second quarter of 2020.  Noninterest expense in the third quarter of 2019 included a $6.0 million increase in legal reserves.   Noninterest expense for the nine-month period in 2020 was $275.2 million, a decrease of $10.9 million compared with noninterest expense of $286.1 million for the same period in 2019.  An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

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Bank of Hawaii Corporation Third Quarter 2020 Financial Results	Page 3

The effective tax rate for the third quarter of 2020 was 20.09 percent compared with 20.05 percent in the previous quarter and 22.08 percent in the same quarter last year.  The effective tax rate for the nine-month period in 2020 was 19.34 percent compared with an effective tax rate of 20.89 percent during the same period last year.

The Company’s business segments are defined as Consumer Banking, Commercial Banking, and Treasury & Other.  Results for the business segments are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information is included in Tables 13a and 13b.

Asset Quality

The Company’s asset quality remained relatively stable during the third quarter of 2020.  Total non-performing assets were $18.6 million at September 30, 2020 down from $22.7 million at June 30, 2020 and $21.6 million at September 30, 2019.  As a percentage of total loans and leases, including foreclosed real estate, non-performing assets were 0.16 percent, down from 0.19 percent at the end of the previous quarter and 0.20 percent at the end of the third quarter last year.

Accruing loans and leases past due 90 days or more were $9.6 million at September 30, 2020 compared with $8.9 million at June 30, 2020 and $6.1 million at September 30, 2019.  Restructured loans not included in non-accrual loans or accruing loans past due 90 days or more were $58.7 million at September 30, 2020, compared with $59.7 million at June 30, 2020 and $46.2 million at September 30, 2019.  More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net loan and lease charge-offs during the third quarter of 2020 were a net recovery of $1.5 million.  Loan and lease charge-offs of $2.3 million during the quarter were fully offset by recoveries of $3.8 million.  Net charge-offs during the second quarter of 2020 were $5.1 million or 0.18 percent annualized of total average loans and leases outstanding and comprised of $8.3 million in charge-offs and recoveries of $3.2 million.  Net charge-offs during the third quarter of 2019 were $3.0 million or 0.11 percent annualized of total average loans and leases outstanding and comprised of $5.8 million in charge-offs and recoveries of $2.8 million.  Net charge-offs during the nine-month period in 2020 were $7.4 million or 0.09 percent annualized of total average loans and leases outstanding compared with net charge-offs of $9.0 million or 0.11 percent annualized of total average loans and leases outstanding for the nine-month period in 2019.

The allowance for credit losses was $203.5 million at September 30, 2020 compared with $173.4 million at June 30, 2020 and $108.9 million at September 30, 2019.  The ratio of the allowance for credit losses to total loans and leases was 1.73 percent at September 30, 2020 compared with 1.47 percent at June 30, 2020 and 1.00 percent at September 30, 2019.  The reserve for unfunded commitments was $2.3 million at September 30, 2020 compared with $2.5 million at June 30, 2020 and $6.8 million at September 30, 2019.  Details of loan and lease charge-offs, recoveries and components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

Total assets increased to $20.1 billion at September 30, 2020 compared with $19.8 billion at June 30, 2020 and $17.7 billion at September 30, 2019.  Average total assets were $19.7 billion during the third quarter of 2020 compared with $19.2 billion during the previous quarter and $17.6 billion during the third quarter last year.

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Bank of Hawaii Corporation Third Quarter 2020 Financial Results	Page 4

The investment securities portfolio was $6.4 billion at September 30, 2020, up from $6.0 billion at June 30, 2020 and $5.5 billion at September 30, 2019 due to strong growth in deposits that outpaced loan growth.  The portfolio remains largely comprised of securities issued by U.S. government agencies and includes $3.2 billion in securities held to maturity and $3.2 billion in securities available for sale.   The securities portfolio at June 30, 2020 included $3.3 billion in securities held to maturity and $2.7 billion in securities available for sale compared with $2.9 billion in securities held to maturity and $2.6 billion in securities available for sale at September 30, 2019.

Total loans and leases were $11.8 billion at September 30, 2020.  Average total loans and leases were $11.7 billion during the third quarter of 2020 up slightly from the previous quarter and up 9.0 percent from $10.8 billion during the same quarter last year.  The commercial loan portfolio was $5.0 billion at September 30, 2020, down $5.9 million or 0.1 percent from June 30, 2020, and up $860.1 million or 20.7 percent from September 30, 2019.  The consumer loan portfolio was $6.8 billion at September 30, 2020, down $5.9 million or 0.1 percent from June 30, 2020, and up $52.2 million or 0.8 percent from September 30, 2019.

Total deposits were $17.7 billion at September 30, 2020.  Average total deposits were $17.3 billion during the third quarter of 2020, up 3.5 percent from $16.7 billion during the previous quarter and up 12.7 percent from $15.3 billion during the same quarter last year.  Consumer deposits increased to $8.9 billion at September 30, 2020, up $136.9 million or 1.6 percent from $8.8 billion at June 30, 2020 and up $1.0 billion or 12.8 percent from $7.9 billion at September 30, 2019.  Commercial deposits were $7.2 billion at September 30, 2020, down $135.5 million or 1.9 percent from $7.3 billion at June 30, 2020 and were up $1.0 billion or 16.3 percent from $6.2 billion at September 30, 2019.  Other deposits, including public funds, were $1.7 billion at September 30, 2020, an increase of $314.3 million or 23.1 percent from June 30, 2020 and up $381.7 million or 29.5 percent from September 30, 2019. Deposit balances are summarized in Tables 7a, 7b, and 10.

Total shareholders’ equity increased to $1.36 billion at September 30, 2020 compared with $1.35 billion at June 30, 2020 and $1.29 billion at September 30, 2019.  There were no shares repurchased during the third quarter of 2020. The Tier 1 Capital Ratio at September 30, 2020 was 12.09 percent compared with 12.04 percent at June 30, 2020 and 12.33 percent at September 30, 2019.  The Tier 1 leverage ratio at September 30, 2020 was 6.81 percent compared with 6.90 percent at June 30, 2020 and 7.32 percent at September 30, 2019.

The Company’s Board of Directors declared a quarterly cash dividend of $0.67 per share on the Company’s outstanding shares.  The dividend will be payable on December 14, 2020 to shareholders of record at the close of business on November 30, 2020.

Conference Call Information

The Company will review its third quarter 2020 financial results today at 2:00 p.m. Eastern Time (8:00 a.m. Hawaii Time).  The live call, including a slide presentation, will be accessible on the investor relations link of Company’s website, www.boh.com. The webcast link is https://edge.media-server.com/mmc/p/xr9ecjhk.  The toll-free number for the teleconference is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers.  Use the pass code “Bank of Hawaii” to access the call.  A replay will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, October 26, 2020.  The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations.  Enter the conference ID 6164797 when prompted.  In addition, the replay will be available on the Company's website, www.boh.com.

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Bank of Hawaii Corporation Third Quarter 2020 Financial Results	Page 5

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
For the Period:
Operating Results
Net Interest Income	$124,166	$126,691	$124,896	$376,823	$373,830
Provision for Credit Losses	28,600	40,400	4,250	102,600	11,250
Total Noninterest Income	41,734	51,268	46,507	139,151	135,636
Total Noninterest Expense	89,949	88,892	100,349	275,153	286,131
Net Income	37,840	38,908	52,052	111,490	167,770
Basic Earnings Per Share	0.95	0.98	1.30	2.81	4.14
Diluted Earnings Per Share	0.95	0.98	1.29	2.80	4.11
Dividends Declared Per Share	0.67	0.67	0.65	2.01	1.92

Performance Ratios
Return on Average Assets	0.76%	0.82%	1.17%	0.78%	1.29%
Return on Average Shareholders' Equity	11.01	11.58	16.02	11.08	17.58
Efficiency Ratio [1]	54.22	49.95	58.55	53.33	56.16
Net Interest Margin [2]	2.67	2.83	3.01	2.82	3.05
Dividend Payout Ratio [3]	70.53	68.37	50.00	71.53	46.38
Average Shareholders' Equity to Average Assets	6.93	7.04	7.32	7.06	7.31

Average Balances
Average Loans and Leases	$11,739,785	$11,727,649	$10,770,720	$11,510,222	$10,624,311
Average Assets	19,741,139	19,189,581	17,605,394	19,053,626	17,442,054
Average Deposits	17,270,206	16,679,511	15,330,691	16,591,640	15,156,275
Average Shareholders' Equity	1,367,756	1,351,345	1,289,417	1,344,402	1,275,753

Per Share of Common Stock
Book Value	$33.99	$33.76	$32.00	$33.99	$32.00
Tangible Book Value	33.21	32.97	31.22	33.21	31.22
Market Value
Closing	50.52	61.41	85.93	50.52	85.93
High	61.94	72.74	88.20	95.53	88.20
Low	48.77	51.15	79.13	46.70	66.54

		September 30,	June 30,	December 31,	September 30,
		2020	2020	2019	2019
As of Period End:
Balance Sheet Totals
Loans and Leases		$11,793,608	$11,805,370	$10,990,892	$10,881,298
Total Assets		20,109,489	19,769,942	18,095,496	17,672,140
Total Deposits		17,738,883	17,423,155	15,784,482	15,340,752
Other Debt		60,502	60,524	85,565	110,585
Total Shareholders' Equity		1,361,739	1,352,082	1,286,832	1,291,490

Asset Quality
Non-Performing Assets		$18,626	$22,701	$20,117	$21,645
Allowance for Credit Losses		203,496	173,439	138,150	108,936
Allowance to Loans and Leases Outstanding		1.73%	1.47%	1.00%	1.00%

Capital Ratios [4]
Common Equity Tier 1 Capital Ratio		12.11%	12.04%	12.18%	12.33%
Tier 1 Capital Ratio		12.11	12.04	12.18	12.33
Total Capital Ratio		13.36	13.29	13.28	13.44
Tier 1 Leverage Ratio		6.81	6.90	7.25	7.32
Total Shareholders' Equity to Total Assets		6.77	6.84	7.11	7.31
Tangible Common Equity to Tangible Assets [5]		6.63	6.69	6.95	7.14
Tangible Common Equity to Risk-Weighted Assets [5]		12.03	12.07	11.85	12.10

Non-Financial Data
Full-Time Equivalent Employees		2,038	2,112	2,124	2,124
Branches		67	67	68	67
ATMs		358	367	387	379

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Regulatory capital ratios as of September 30, 2020 are preliminary.
[5] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2020	2020	2019	2019

Total Shareholders' Equity	$1,361,739	$1,352,082	$1,286,832	$1,291,490
Less:Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity	$1,330,222	$1,320,565	$1,255,315	$1,259,973

Total Assets	$20,109,489	$19,769,942	$18,095,496	$17,672,140
Less:Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$20,077,972	$19,738,425	$18,063,979	$17,640,623

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements	$11,068,888	$10,941,894	$10,589,061	$10,416,560

Total Shareholders' Equity to Total Assets	6.77%	6.84%	7.11%	7.31%
Tangible Common Equity to Tangible Assets (Non-GAAP)	6.63%	6.69%	6.95%	7.14%

Tier 1 Capital Ratio	12.11%	12.04%	12.18%	12.33%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	12.03%	12.07%	11.85%	12.10%

Note: Risk-Weighted Assets and Regulatory capital ratios as of September 30, 2020 are preliminary.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Interest Income
Interest and Fees on Loans and Leases	$103,189	$107,628	$110,877	$319,027	$329,789
Income on Investment Securities
Available-for-Sale	14,558	14,576	17,512	45,845	46,016
Held-to-Maturity	15,967	16,723	18,796	51,942	62,866
Deposits	3	1	9	13	33
Funds Sold	149	92	656	787	2,830
Other	151	125	233	494	762
Total Interest Income	134,017	139,145	148,083	418,108	442,296
Interest Expense
Deposits	5,891	7,954	18,055	28,105	51,967
Securities Sold Under Agreements to Repurchase	3,622	4,020	4,257	11,667	13,451
Funds Purchased	-	18	146	90	815
Short-Term Borrowings	1	22	1	62	38
Other Debt	337	440	728	1,361	2,195
Total Interest Expense	9,851	12,454	23,187	41,285	68,466
Net Interest Income	124,166	126,691	124,896	376,823	373,830
Provision for Credit Losses	28,600	40,400	4,250	102,600	11,250
Net Interest Income After Provision for Credit Losses	95,566	86,291	120,646	274,223	362,580
Noninterest Income
Trust and Asset Management	10,752	10,550	10,930	32,217	33,076
Mortgage Banking	4,047	4,278	4,864	11,020	10,487
Service Charges on Deposit Accounts	6,027	5,097	7,592	18,575	22,239
Fees, Exchange, and Other Service Charges	12,296	9,417	14,900	34,913	43,360
Investment Securities Gains (Losses), Net	(1,121)	13,216	(1,469)	11,125	(3,080)
Annuity and Insurance	881	883	1,278	2,692	5,662
Bank-Owned Life Insurance	1,806	1,649	1,647	5,035	5,136
Other	7,046	6,178	6,765	23,574	18,756
Total Noninterest Income	41,734	51,268	46,507	139,151	135,636
Noninterest Expense
Salaries and Benefits	51,951	50,715	54,345	157,129	164,442
Net Occupancy	7,281	8,761	8,803	24,997	24,976
Net Equipment	9,223	8,195	7,637	25,874	21,365
Data Processing	4,691	4,416	4,676	13,895	13,929
Professional Fees	2,743	3,061	2,184	9,012	6,814
FDIC Insurance	1,282	1,558	1,257	4,296	3,816
Other	12,778	12,186	21,447	39,950	50,789
Total Noninterest Expense	89,949	88,892	100,349	275,153	286,131
Income Before Provision for Income Taxes	47,351	48,667	66,804	138,221	212,085
Provision for Income Taxes	9,511	9,759	14,752	26,731	44,315
Net Income	$37,840	$38,908	$52,052	$111,490	$167,770
Basic Earnings Per Share	$0.95	$0.98	$1.30	$2.81	$4.14
Diluted Earnings Per Share	$0.95	$0.98	$1.29	$2.80	$4.11
Dividends Declared Per Share	$0.67	$0.67	$0.65	$2.01	$1.92
Basic Weighted Average Shares	39,745,120	39,703,735	40,190,508	39,710,252	40,554,036
Diluted Weighted Average Shares	39,869,135	39,832,475	40,450,742	39,872,406	40,806,295

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2020	2020	2019	2020	2019
Net Income	$37,840	$38,908	$52,052	$111,490	$167,770
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(4,900)	7,730	5,405	44,389	28,533
Defined Benefit Plans	374	374	245	1,122	736
Other Comprehensive Income (Loss)	(4,526)	8,104	5,650	45,511	29,269
Comprehensive Income	$33,314	$47,012	$57,702	$157,001	$197,039

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2020	2020	2019	2019
Assets
Interest-Bearing Deposits in Other Banks	$4,233	$2,310	$4,979	$2,946
Funds Sold	736,524	800,857	254,574	108,446
Investment Securities
Available-for-Sale	3,190,313	2,726,478	2,619,003	2,594,394
Held-to-Maturity (Fair Value of $3,288,668; $3,374,294; $3,062,882; and $2,972,273)	3,198,830	3,276,829	3,042,294	2,946,910
Loans Held for Sale	-	20,711	39,062	36,720
Loans and Leases	11,793,608	11,805,370	10,990,892	10,881,298
Allowance for Credit Losses	(203,496)	(173,439)	(110,027)	(108,936)
Net Loans and Leases	11,590,112	11,631,931	10,880,865	10,772,362
Total Earning Assets	18,720,012	18,459,116	16,840,777	16,461,778
Cash and Due from Banks	260,167	242,423	299,105	259,492
Premises and Equipment, Net	199,021	198,582	188,388	179,453
Operating Lease Right-of-Use Assets	96,200	97,166	100,838	101,005
Accrued Interest Receivable	57,370	50,645	46,476	47,897
Foreclosed Real Estate	2,332	2,506	2,737	2,939
Mortgage Servicing Rights	21,887	22,904	25,022	24,408
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	291,231	291,185	287,962	286,936
Other Assets	429,752	373,898	272,674	276,715
Total Assets	$20,109,489	$19,769,942	$18,095,496	$17,672,140

Liabilities
Deposits
Noninterest-Bearing Demand	$5,428,567	$5,485,015	$4,489,525	$4,392,706
Interest-Bearing Demand	3,824,448	3,437,654	3,127,205	3,000,865
Savings	6,763,891	6,821,710	6,365,321	6,141,098
Time	1,721,977	1,678,776	1,802,431	1,806,083
Total Deposits	17,738,883	17,423,155	15,784,482	15,340,752
Securities Sold Under Agreements to Repurchase	602,106	603,206	604,306	604,299
Other Debt	60,502	60,524	85,565	110,585
Operating Lease Liabilities	103,869	104,741	108,210	108,264
Retirement Benefits Payable	43,505	43,833	44,504	39,682
Accrued Interest Payable	6,613	7,775	8,040	8,435
Taxes Payable and Deferred Taxes	12,124	38,297	16,085	21,089
Other Liabilities	180,148	136,329	157,472	147,544
Total Liabilities	18,747,750	18,417,860	16,808,664	16,380,650
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: September 30, 2020 - 58,248,690 / 40,060,675;
June 30, 2020 - 58,263,452 / 40,047,694; December 31, 2019 - 58,166,910 / 40,039,695;
and September 30, 2019 - 58,176,305 / 40,359,259)	580	580	579	579
Capital Surplus	588,632	586,946	582,566	580,200
Accumulated Other Comprehensive Gain (Loss)	14,399	18,925	(31,112)	(21,774)
Retained Earnings	1,797,763	1,786,351	1,761,415	1,730,437
Treasury Stock, at Cost (Shares: September 30, 2020 - 18,188,015; June 30, 2020 - 18,215,758;
December 31, 2019 - 18,127,215; and September 30, 2019 - 17,817,046)	(1,039,635)	(1,040,720)	(1,026,616)	(997,952)
Total Shareholders' Equity	1,361,739	1,352,082	1,286,832	1,291,490
Total Liabilities and Shareholders' Equity	$20,109,489	$19,769,942	$18,095,496	$17,672,140

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
	Common			hensive
	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2019	40,039,695	$579	$582,566	$(31,112)	$1,761,415	$(1,026,616)	$1,286,832
Net Income	-	-	-	-	111,490	-	111,490
Other Comprehensive Income	-	-	-	45,511	-	-	45,511
Cumulative Change in Accounting Principle	-	-	-	-	3,632	-	3,632
Share-Based Compensation	-	-	5,347	-	-	-	5,347
Common Stock Issued under Purchase and Equity
Compensation Plans	222,682	1	719	-	1,762	4,878	7,360
Common Stock Repurchased	(201,702)	-	-	-	-	(17,897)	(17,897)
Cash Dividends Declared ($2.01 per share)	-	-	-	-	(80,536)	-	(80,536)
Balance as of September 30, 2020	40,060,675	$580	$588,632	$14,399	$1,797,763	$(1,039,635)	$1,361,739

Balance as of December 31, 2018	41,499,898	$577	$571,704	$(51,043)	$1,641,314	$(894,352)	$1,268,200
Net Income	-	-	-	-	167,770	-	167,770
Other Comprehensive Income	-	-	-	29,269	-	-	29,269
Share-Based Compensation	-	-	6,662	-	-	-	6,662
Common Stock Issued under Purchase and Equity
Compensation Plans	200,984	2	1,834	-	(109)	4,275	6,002
Common Stock Repurchased	(1,341,623)	-	-	-	-	(107,875)	(107,875)
Cash Dividends Declared ($1.92 per share)	-	-	-	-	(78,538)	-	(78,538)
Balance as of September 30, 2019	40,359,259	$579	$580,200	$(21,774)	$1,730,437	$(997,952)	$1,291,490

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2020			June 30, 2020			September 30, 2019
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.6	$-	0.45%	$2.6	$-	0.18%	$3.1	$-	1.19%
Funds Sold	584.2	0.1	0.10	545.9	0.1	0.07	121.1	0.7	2.12
Investment Securities
Available-for-Sale
Taxable	2,918.6	14.3	1.96	2,614.1	14.3	2.19	2,647.9	17.1	2.59
Non-Taxable	25.8	0.3	4.22	32.2	0.4	4.45	42.6	0.5	4.45
Held-to-Maturity
Taxable	3,257.7	15.7	1.93	2,957.6	16.4	2.22	2,873.7	18.5	2.57
Non-Taxable	54.1	0.4	2.66	54.4	0.4	2.66	65.2	0.4	2.72
Total Investment Securities	6,256.2	30.7	1.96	5,658.3	31.5	2.22	5,629.4	36.5	2.59
Loans Held for Sale	15.9	0.1	3.24	23.4	0.2	3.24	24.3	0.2	3.94
Loans and Leases [1]
Commercial and Industrial	1,917.0	14.1	2.93	1,963.8	17.9	3.67	1,383.8	14.4	4.14
Commercial Mortgage	2,722.3	21.7	3.18	2,622.9	22.3	3.42	2,423.7	26.2	4.28
Construction	234.0	2.1	3.60	255.8	2.5	3.93	126.0	1.6	5.10
Commercial Lease Financing	110.7	0.5	1.82	110.9	0.5	1.88	161.8	1.0	2.57
Residential Mortgage	3,988.7	36.7	3.68	3,939.6	36.0	3.65	3,809.6	36.5	3.83
Home Equity	1,625.2	14.1	3.45	1,665.2	14.3	3.45	1,689.2	16.1	3.79
Automobile	708.3	6.4	3.59	701.2	6.2	3.55	707.0	6.4	3.59
Other [2]	433.6	7.6	6.96	468.2	7.9	6.77	469.6	8.5	7.16
Total Loans and Leases	11,739.8	103.2	3.50	11,727.6	107.6	3.68	10,770.7	110.7	4.09
Other	33.3	0.2	1.81	34.0	0.1	1.47	35.0	0.3	2.66
Total Earning Assets [3]	18,632.0	134.3	2.88	17,991.8	139.5	3.11	16,583.6	148.4	3.56
Cash and Due from Banks	234.3			302.4			231.5
Other Assets	874.8			895.4			790.3
Total Assets	$19,741.1			$19,189.6			$17,605.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,465.5	0.4	0.04	$3,226.6	0.6	0.07	$2,950.2	1.1	0.15
Savings	6,886.0	1.7	0.10	6,691.4	2.2	0.13	6,122.0	8.8	0.57
Time	1,568.3	3.8	0.97	1,826.8	5.2	1.13	1,851.0	8.2	1.75
Total Interest-Bearing Deposits	11,919.8	5.9	0.20	11,744.8	8.0	0.27	10,923.2	18.1	0.66
Short-Term Borrowings	-	-	-	57.6	-	0.28	27.1	0.1	2.13
Securities Sold Under Agreements to Repurchase	602.9	3.6	2.35	602.9	4.0	2.64	513.8	4.3	3.24
Other Debt	60.5	0.3	2.22	60.5	0.5	2.91	110.6	0.7	2.62
Total Interest-Bearing Liabilities	12,583.2	9.8	0.31	12,465.8	12.5	0.40	11,574.7	23.2	0.79
Net Interest Income		$124.5			$127.0			$125.2
Interest Rate Spread			2.57%			2.71%			2.77%
Net Interest Margin			2.67%			2.83%			3.01%
Noninterest-Bearing Demand Deposits	5,350.4			4,934.7			4,407.5
Other Liabilities	439.7			437.8			333.8
Shareholders' Equity	1,367.8			1,351.3			1,289.4
Total Liabilities and Shareholders' Equity	$19,741.1			$19,189.6			$17,605.4

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

[3]  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $295,000, $358,000, and $296,000 for the three months ended September 30, 2020, June 30, 2020, and September 30, 2019, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis					Table 7b
	Nine Months Ended			Nine Months Ended
	September 30, 2020			September 30, 2019
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.2	$-	0.76%	$3.0	$-	1.49%
Funds Sold	428.3	0.8	0.24	161.7	2.8	2.31
Investment Securities
Available-for-Sale
Taxable	2,745.7	45.1	2.19	2,086.5	43.0	2.75
Non-Taxable	30.1	1.0	4.37	135.3	3.8	3.73
Held-to-Maturity
Taxable	3,084.4	51.0	2.21	3,199.9	59.9	2.50
Non-Taxable	54.4	1.1	2.66	163.5	3.8	3.08
Total Investment Securities	5,914.6	98.2	2.21	5,585.2	110.5	2.64
Loans Held for Sale	20.8	0.5	3.35	18.5	0.6	4.06
Loans and Leases [1]
Commercial and Industrial	1,763.9	45.2	3.43	1,375.9	44.6	4.33
Commercial Mortgage	2,631.9	69.2	3.51	2,373.9	76.9	4.33
Construction	234.3	7.1	4.04	133.8	5.2	5.22
Commercial Lease Financing	111.0	1.6	1.88	160.9	3.0	2.45
Residential Mortgage	3,941.3	109.5	3.70	3,740.5	108.0	3.85
Home Equity	1,656.8	43.6	3.51	1,691.4	48.4	3.83
Automobile	710.2	19.0	3.57	688.0	18.6	3.62
Other [2]	460.8	23.9	6.93	459.9	24.8	7.21
Total Loans and Leases	11,510.2	319.1	3.70	10,624.3	329.5	4.14
Other	33.9	0.5	1.95	35.2	0.8	2.89
Total Earning Assets [3]	17,910.0	419.1	3.12	16,427.9	444.2	3.61
Cash and Due from Banks	271.7			237.9
Other Assets	871.9			776.3
Total Assets	$19,053.6			$17,442.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,268.1	1.9	0.08	$2,930.9	4.0	0.18
Savings	6,693.9	11.0	0.22	5,962.9	24.4	0.55
Time	1,712.2	15.2	1.19	1,807.6	23.6	1.75
Total Interest-Bearing Deposits	11,674.2	28.1	0.32	10,701.4	52.0	0.65
Short-Term Borrowings	38.3	0.2	0.52	46.8	0.9	2.40
Securities Sold Under Agreements to Repurchase	603.4	11.6	2.54	507.5	13.4	3.50
Other Debt	62.6	1.4	2.90	113.7	2.2	2.58
Total Interest-Bearing Liabilities	12,378.5	41.3	0.44	11,369.4	68.5	0.80
Net Interest Income		$377.8			$375.7
Interest Rate Spread			2.68%			2.81%
Net Interest Margin			2.82%			3.05%
Noninterest-Bearing Demand Deposits	4,917.4			4,454.9
Other Liabilities	413.3			342.0
Shareholders' Equity	1,344.4			1,275.8
Total Liabilities and Shareholders' Equity	$19,053.6			$17,442.1

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

[3]  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1,010,000 and $1,878,000 for the nine months ended September 30, 2020 and September 30, 2019, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended September 30, 2020
	Compared to June 30, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale
Taxable	$1.6	$(1.6)	$-
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	1.6	(2.3)	(0.7)
Total Investment Securities	3.1	(3.9)	(0.8)
Loans Held for Sale	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	(0.4)	(3.4)	(3.8)
Commercial Mortgage	0.9	(1.5)	(0.6)
Construction	(0.2)	(0.2)	(0.4)
Residential Mortgage	0.5	0.2	0.7
Home Equity	(0.2)	-	(0.2)
Automobile	0.1	0.1	0.2
Other [2]	(0.5)	0.2	(0.3)
Total Loans and Leases	0.2	(4.6)	(4.4)
Other	-	0.1	0.1
Total Change in Interest Income	3.2	(8.4)	(5.2)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	(0.2)	(0.2)
Savings	0.1	(0.6)	(0.5)
Time	(0.7)	(0.7)	(1.4)
Total Interest-Bearing Deposits	(0.6)	(1.5)	(2.1)
Securities Sold Under Agreements to Repurchase	-	(0.4)	(0.4)
Other Debt	-	(0.2)	(0.2)
Total Change in Interest Expense	(0.6)	(2.1)	(2.7)

Change in Net Interest Income	$3.8	$(6.3)	$(2.5)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended September 30, 2020
	Compared to September 30, 2019
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.6	$(1.2)	$(0.6)
Investment Securities
Available-for-Sale
Taxable	1.6	(4.4)	(2.8)
Non-Taxable	(0.2)	-	(0.2)
Held-to-Maturity
Taxable	2.2	(5.0)	(2.8)
Total Investment Securities	3.6	(9.4)	(5.8)
Loans Held for Sale	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	4.6	(4.9)	(0.3)
Commercial Mortgage	2.9	(7.4)	(4.5)
Construction	1.1	(0.6)	0.5
Commercial Lease Financing	(0.3)	(0.2)	(0.5)
Residential Mortgage	1.7	(1.5)	0.2
Home Equity	(0.6)	(1.4)	(2.0)
Other [2]	(0.6)	(0.3)	(0.9)
Total Loans and Leases	8.8	(16.3)	(7.5)
Other	-	(0.1)	(0.1)
Total Change in Interest Income	12.9	(27.0)	(14.1)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.2	(0.9)	(0.7)
Savings	1.0	(8.1)	(7.1)
Time	(1.2)	(3.2)	(4.4)
Total Interest-Bearing Deposits	-	(12.2)	(12.2)
Short-Term Borrowings	(0.1)	-	(0.1)
Securities Sold Under Agreements to Repurchase	0.6	(1.3)	(0.7)
Other Debt	(0.3)	(0.1)	(0.4)
Total Change in Interest Expense	0.2	(13.6)	(13.4)

Change in Net Interest Income	$12.7	$(13.4)	$(0.7)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Nine Months Ended September 30, 2020
	Compared to September 30, 2019
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$2.0	$(4.0)	$(2.0)
Investment Securities
Available-for-Sale
Taxable	12.0	(9.9)	2.1
Non-Taxable	(3.4)	0.6	(2.8)
Held-to-Maturity
Taxable	(2.1)	(6.8)	(8.9)
Non-Taxable	(2.2)	(0.5)	(2.7)
Total Investment Securities	4.3	(16.6)	(12.3)
Loans Held for Sale	0.1	(0.2)	(0.1)
Loans and Leases
Commercial and Industrial	11.1	(10.5)	0.6
Commercial Mortgage	7.8	(15.5)	(7.7)
Construction	3.3	(1.4)	1.9
Commercial Lease Financing	(0.8)	(0.6)	(1.4)
Residential Mortgage	5.6	(4.1)	1.5
Home Equity	(0.9)	(3.9)	(4.8)
Automobile	0.6	(0.2)	0.4
Other [2]	-	(0.9)	(0.9)
Total Loans and Leases	26.7	(37.1)	(10.4)
Other	(0.1)	(0.2)	(0.3)
Total Change in Interest Income	33.0	(58.1)	(25.1)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.4	(2.5)	(2.1)
Savings	2.7	(16.1)	(13.4)
Time	(1.2)	(7.2)	(8.4)
Total Interest-Bearing Deposits	1.9	(25.8)	(23.9)
Short-Term Borrowings	(0.1)	(0.6)	(0.7)
Securities Sold Under Agreements to Repurchase	2.3	(4.1)	(1.8)
Other Debt	(1.1)	0.3	(0.8)
Total Change in Interest Expense	3.0	(30.2)	(27.2)

Change in Net Interest Income	$30.0	$(27.9)	$2.1

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2020	2020	2019	2020	2019
Salaries	$34,046	$32,739	$33,458	$100,271	$98,772
Incentive Compensation	2,683	3,141	5,681	6,069	17,049
Share-Based Compensation	1,442	2,021	2,025	4,754	7,098
Commission Expense	1,800	1,647	1,760	4,821	4,394
Retirement and Other Benefits	4,164	4,446	4,185	13,316	13,872
Payroll Taxes	2,624	2,782	2,519	9,949	9,409
Medical, Dental, and Life Insurance	3,422	3,830	3,908	11,394	12,299
Separation Expense	1,770	109	809	6,555	1,549
Total Salaries and Benefits	$51,951	$50,715	$54,345	$157,129	$164,442

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2020	2020	2020	2019	2019
Commercial
Commercial and Industrial	$1,908,482	$1,956,939	$1,558,232	$1,379,152	$1,361,011
Commercial Mortgage	2,745,611	2,707,534	2,616,243	2,518,051	2,477,296
Construction	250,943	245,099	245,390	194,170	154,754
Lease Financing	111,831	113,187	110,704	122,454	163,672
Total Commercial	5,016,867	5,022,759	4,530,569	4,213,827	4,156,733
Consumer
Residential Mortgage	4,044,228	3,989,393	3,928,183	3,891,100	3,846,511
Home Equity	1,605,486	1,640,887	1,692,154	1,676,073	1,681,951
Automobile	709,937	700,702	716,214	720,286	713,424
Other [1]	417,090	451,629	485,660	489,606	482,679
Total Consumer	6,776,741	6,782,611	6,822,211	6,777,065	6,724,565
Total Loans and Leases	$11,793,608	$11,805,370	$11,352,780	$10,990,892	$10,881,298

Deposits
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2020	2020	2020	2019	2019
Consumer	$8,903,808	$8,766,885	$8,294,464	$8,118,494	$7,893,454
Commercial	7,159,531	7,295,033	6,358,583	6,324,214	6,153,492
Public and Other	1,675,544	1,361,237	1,402,314	1,341,774	1,293,806
Total Deposits	$17,738,883	$17,423,155	$16,055,361	$15,784,482	$15,340,752

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2020	2020	2020	2019	2019
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$475	$459	$634	$830	$573
Commercial Mortgage	8,615	8,672	9,048	9,244	11,088
Total Commercial	9,090	9,131	9,682	10,074	11,661
Consumer
Residential Mortgage	3,543	5,888	4,330	4,125	4,258
Home Equity	3,661	5,176	4,086	3,181	2,787
Total Consumer	7,204	11,064	8,416	7,306	7,045
Total Non-Accrual Loans and Leases	16,294	20,195	18,098	17,380	18,706
Foreclosed Real Estate	2,332	2,506	2,506	2,737	2,939
Total Non-Performing Assets	$18,626	$22,701	$20,604	$20,117	$21,645

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$-	$-	$-	$-	$81
Total Commercial	-	-	-	-	81
Consumer
Residential Mortgage	6,607	4,937	3,024	1,839	2,032
Home Equity	2,571	3,519	3,426	4,125	2,320
Automobile	156	133	866	949	582
Other [1]	258	296	1,205	1,493	1,076
Total Consumer	9,592	8,885	8,521	8,406	6,010
Total Accruing Loans and Leases Past Due 90 Days or More	$9,592	$8,885	$8,521	$8,406	$6,091
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$58,650	$59,713	$61,425	$63,103	$46,178
Total Loans and Leases	$11,793,608	$11,805,370	$11,352,780	$10,990,892	$10,881,298

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.14%	0.17%	0.16%	0.16%	0.17%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.16%	0.19%	0.18%	0.18%	0.20%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.18%	0.18%	0.21%	0.24%	0.28%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.14%	0.20%	0.16%	0.15%	0.15%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.24%	0.27%	0.26%	0.26%	0.25%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$22,701	$20,604	$20,117	$21,645	$21,782
Additions	938	5,856	1,754	883	1,035
Reductions
Payments	(3,729)	(2,736)	(315)	(495)	(984)
Return to Accrual Status	(1,035)	(822)	(437)	(1,673)	-
Sales of Foreclosed Real Estate	(175)	-	(231)	(201)	-
Charge-offs/Write-downs	(74)	(201)	(284)	(42)	(188)
Total Reductions	(5,013)	(3,759)	(1,267)	(2,411)	(1,172)
Balance at End of Quarter	$18,626	$22,701	$20,604	$20,117	$21,645

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2020	2020	2019	2020	2019
Balance at Beginning of Period	$175,958	$141,467	114,494	$116,849	113,515

CECL Adoption (Day 1) Impact	-	-	-	(5,072)	-

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(171)	(656)	(239)	(1,520)	(815)
Commercial Mortgage	-	-	-	-	(1,616)
Consumer
Residential Mortgage	-	(64)	(7)	(84)	(62)
Home Equity	(43)	(273)	(215)	(316)	(655)
Automobile	(489)	(3,114)	(1,696)	(6,103)	(5,140)
Other [1]	(1,644)	(4,176)	(3,598)	(9,784)	(9,424)
Total Loans and Leases Charged-Off	(2,347)	(8,283)	(5,755)	(17,807)	(17,712)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	231	1,524	318	2,044	1,220
Commercial Mortgage	-	-	-	40	-
Consumer
Residential Mortgage	414	118	649	795	1,228
Home Equity	727	321	428	2,024	1,762
Automobile	1,313	547	660	2,865	2,449
Other [1]	1,119	662	714	2,645	2,046
Total Recoveries on Loans and Leases Previously Charged-Off	3,804	3,172	2,769	10,413	8,705
Net Loans and Leases Recovered (Charged-Off)	1,457	(5,111)	(2,986)	(7,394)	(9,007)
Provision for Credit Losses	28,600	40,400	4,250	102,600	11,250
Provision for Unfunded Commitments	(202)	(798)	-	(1,170)	-
Balance at End of Period [2]	$205,813	$175,958	$115,758	$205,813	$115,758

Components
Allowance for Credit Losses	$203,496	173,439	108,936	$203,496	108,936
Reserve for Unfunded Commitments	2,317	2,519	6,822	2,317	6,822
Total Reserve for Credit Losses	$205,813	$175,958	$115,758	$205,813	$115,758

Average Loans and Leases Outstanding	$11,739,785	$11,727,649	$10,770,720	$11,510,222	$10,624,311

Ratio of Net Loans and Leases Charged-Off (Recovered) to
Average Loans and Leases Outstanding (annualized)	(0.05%)	0.18%	0.11%	0.09%	0.11%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding	1.73%	1.47%	1.00%	1.73%	1.00%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended September 30, 2020
Net Interest Income	$73,868	$47,797	$2,501	$124,166
Provision for Credit Losses	(1,372)	(85)	30,057	28,600
Net Interest Income (Loss) After Provision for Credit Losses	75,240	47,882	(27,556)	95,566
Noninterest Income	31,776	7,672	2,286	41,734
Noninterest Expense	(69,408)	(15,430)	(5,111)	(89,949)
Income (Loss) Before Income Taxes	37,608	40,124	(30,381)	47,351
Provision for Income Taxes	(9,627)	(9,784)	9,900	(9,511)
Net Income (Loss)	$27,981	$30,340	$(20,481)	$37,840
Total Assets as of September 30, 2020	$7,383,822	$5,027,836	$7,697,831	$20,109,489

Three Months Ended September 30, 2019 [1]
Net Interest Income	$76,289	$46,791	$1,816	$124,896
Provision for Credit Losses	3,116	(130)	1,264	4,250
Net Interest Income After Provision for Credit Losses	73,173	46,921	552	120,646
Noninterest Income	36,627	8,739	1,141	46,507
Noninterest Expense	(75,198)	(21,330)	(3,821)	(100,349)
Income (Loss) Before Income Taxes	34,602	34,330	(2,128)	66,804
Provision for Income Taxes	(8,506)	(8,560)	2,314	(14,752)
Net Income	$26,096	$25,770	$186	$52,052
Total Assets as of September 30, 2019 [1]	$6,993,290	$4,145,717	$6,533,133	$17,672,140

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Nine Months Ended September 30, 2020 [1]
Net Interest Income	$221,003	$144,253	$11,567	$376,823
Provision for Credit Losses	8,215	(819)	95,204	102,600
Net Interest Income (Loss) After Provision for Credit Losses	212,788	145,072	(83,637)	274,223
Noninterest Income	93,309	26,483	19,359	139,151
Noninterest Expense	(210,744)	(47,552)	(16,857)	(275,153)
Income (Loss) Before Income Taxes	95,353	124,003	(81,135)	138,221
Provision for Income Taxes	(24,235)	(30,278)	27,782	(26,731)
Net Income (Loss)	$71,118	$93,725	$(53,353)	$111,490
Total Assets as of September 30, 2020	$7,383,822	$5,027,836	$7,697,831	$20,109,489

Nine Months Ended September 30, 2019 [1]
Net Interest Income	$229,704	$139,784	$4,342	$373,830
Provision for Credit Losses	7,866	1,141	2,243	11,250
Net Interest Income After Provision for Credit Losses	221,838	138,643	2,099	362,580
Noninterest Income	107,072	22,738	5,826	135,636
Noninterest Expense	(213,168)	(63,545)	(9,418)	(286,131)
Income Before Income Taxes	115,742	97,836	(1,493)	212,085
Provision for Income Taxes	(28,745)	(22,507)	6,937	(44,315)
Net Income	$86,997	$75,329	$5,444	$167,770
Total Assets as of September 30, 2019 [1]	$6,993,290	$4,145,717	$6,533,133	$17,672,140

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2020	2020	2020	2019	2019
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$103,189	$107,628	$108,210	$109,223	$110,877
Income on Investment Securities
Available-for-Sale	14,558	14,576	16,711	16,158	17,512
Held-to-Maturity	15,967	16,723	19,252	18,750	18,796
Deposits	3	1	9	8	9
Funds Sold	149	92	546	723	656
Other	151	125	218	239	233
Total Interest Income	134,017	139,145	144,946	145,101	148,083
Interest Expense
Deposits	5,891	7,954	14,260	16,407	18,055
Securities Sold Under Agreements to Repurchase	3,622	4,020	4,025	4,071	4,257
Funds Purchased	-	18	72	25	146
Short-Term Borrowings	1	22	39	-	1
Other Debt	337	440	584	713	728
Total Interest Expense	9,851	12,454	18,980	21,216	23,187
Net Interest Income	124,166	126,691	125,966	123,885	124,896
Provision for Credit Losses	28,600	40,400	33,600	4,750	4,250
Net Interest Income After Provision for Credit Losses	95,566	86,291	92,366	119,135	120,646
Noninterest Income
Trust and Asset Management	10,752	10,550	10,915	11,157	10,930
Mortgage Banking	4,047	4,278	2,695	3,199	4,864
Service Charges on Deposit Accounts	6,027	5,097	7,451	7,835	7,592
Fees, Exchange, and Other Service Charges	12,296	9,417	13,200	14,533	14,900
Investment Securities Gains (Losses), Net	(1,121)	13,216	(970)	(906)	(1,469)
Annuity and Insurance	881	883	928	1,272	1,278
Bank-Owned Life Insurance	1,806	1,649	1,580	1,879	1,647
Other	7,046	6,178	10,350	8,733	6,765
Total Noninterest Income	41,734	51,268	46,149	47,702	46,507
Noninterest Expense
Salaries and Benefits	51,951	50,715	54,463	51,664	54,345
Net Occupancy	7,281	8,761	8,955	8,824	8,803
Net Equipment	9,223	8,195	8,456	7,930	7,637
Data Processing	4,691	4,416	4,788	4,828	4,676
Professional Fees	2,743	3,061	3,208	3,257	2,184
FDIC Insurance	1,282	1,558	1,456	1,376	1,257
Other	12,778	12,186	14,986	15,217	21,447
Total Noninterest Expense	89,949	88,892	96,312	93,096	100,349
Income Before Provision for Income Taxes	47,351	48,667	42,203	73,741	66,804
Provision for Income Taxes	9,511	9,759	7,461	15,598	14,752
Net Income	$37,840	$38,908	$34,742	$58,143	$52,052

Basic Earnings Per Share	$0.95	$0.98	$0.88	$1.46	$1.30
Diluted Earnings Per Share	$0.95	$0.98	$0.87	$1.45	$1.29

Balance Sheet Totals
Loans and Leases	$11,793,608	$11,805,370	$11,352,780	$10,990,892	$10,881,298
Total Assets	20,109,489	19,769,942	18,542,233	18,095,496	17,672,140
Total Deposits	17,738,883	17,423,155	16,055,361	15,784,482	15,340,752
Total Shareholders' Equity	1,361,739	1,352,082	1,327,929	1,286,832	1,291,490

Performance Ratios
Return on Average Assets	0.76%	0.82%	0.77%	1.29%	1.17%
Return on Average Shareholders' Equity	11.01	11.58	10.64	17.84	16.02
Efficiency Ratio [1]	54.22	49.95	55.96	54.26	58.55
Net Interest Margin [2]	2.67	2.83	2.96	2.95	3.01

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eight Months Ended		Year Ended
($ in millions; jobs in thousands)	August 31, 2020		December 31, 2019		December 31, 2018
Hawaii Economic Trends
State General Fund Revenues [1]	$4,406.3	(11.1)%	$7,316.5	5.5%	$6,933.1	6.9%
General Excise and Use Tax Revenue [1]	$2,118.7	(13.3)%	$3,602.2	5.1%	$3,426.5	2.3%
Jobs [2]	557.2		648.9		649.0

				August 31,	December 31,
(spot rates)				2020	2019	2018
Unemployment [3]
Statewide, seasonally adjusted				12.5%	2.7%	2.6%

Oahu				10.6	2.1	2.2
Island of Hawaii				11.8	2.8	2.9
Maui				20.7	2.2	2.2
Kauai				17.8	2.4	2.3

			September 30,	December 31,
(percentage change, except months of inventory)			2020	2019	2018	2017
Housing Trends (Single Family Oahu) [4]
Median Home Price			3.3%	(0.1)%	4.6%	2.7%
Home Sales Volume (units)			(1.4)%	3.9%	(7.7)%	6.3%
Months of Inventory			1.9	2.5	2.8	2.1

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
August 31, 2020				22.3		(97.6)
July 31, 2020				22.6		(97.7)
June 30, 2020				17.1		(98.2)
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1
December 31, 2019				954.3		6.0
November 30, 2019				811.4		4.2
October 31, 2019				800.4		4.8
September 30, 2019				741.3		3.5
August 31, 2019				926.4		9.6
July 31, 2019				995.2		5.9
June 30, 2019				951.6		6.1
May 31, 2019				841.4		4.6
April 30, 2019				856.3		6.6
March 31, 2019				939.1		3.9
February 28, 2019				782.7		0.5
January 31, 2019				820.6		3.0
December 31, 2018				900.2		2.3
November 30, 2018				778.5		3.9
October 31, 2018				763.7		3.5
September 30, 2018				716.1		2.2
August 31, 2018				845.1		3.2
July 31, 2018				939.4		5.3
June 30, 2018				897.1		7.3
May 31, 2018				804.1		7.0
April 30, 2018				803.0		6.6
March 31, 2018				903.6		12.5
February 28, 2018				778.6		10.3
January 31, 2018				796.5		5.4

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor Statistics
[3] Source: Hawaii Department of Labor and Industrial Relations, County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority